Financial instruments	12 Months Ended
Mar. 31, 2012
Financial instruments [Abstract]
Financial instruments
15.	Financial instruments:

(a)	Concentrations:

During the years ended March 31, 2012, March 26, 2011 and March 27, 2010, approximately 26%, 24% and 22%, respectively, of consolidated sales were of merchandise purchased from the Company’s largest supplier.

(b)	Fair value of financial instruments:

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. U.S. GAAP establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. U.S. GAAP prescribes three levels of inputs that may be used to measure fair value:

Level 1 – Quoted prices in active markets for identical assets or liabilities. Level 1 inputs are considered to carry the most weight within the fair value hierarchy due to the low levels of judgment required in determining fair values.

Level 2 – Observable market-based inputs or unobservable inputs that are corroborated by market data.

Level 3- Unobservable inputs reflecting the reporting entity’s own assumptions. Level 3 inputs are considered to carry the least weight within the fair value hierarchy due to substantial levels of judgment required in determining fair values.

The Company has determined that the carrying value of its cash and cash equivalents, accounts receivable and accounts payable and accrued liabilities approximates fair values as at the balance sheet date because of the short-term maturity of those instruments. For the $61.6 million of bank indebtedness and $11.3 million of long-term debt bearing interest at variable rates, the fair value is considered to approximate the carrying value.

The fair value of the remaining $39.6 million of fixed-rate long-term debt and $3.4 million of other long-term liabilities is estimated to be approximately $45.7 million. The fair value was calculated using the present value of future payments of principal and interest discounted at the current market rates of interest available to the Company for the same or similar debt instruments with the same remaining maturities. As a result, the Company has determined that the inputs used to value these long-term debts and liabilities fall within Level 2 of the fair value hierarchy.